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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): November 29, 2001


                               The LTV Corporation
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             (Exact Name of Registrant as Specified in its Charter)


            Delaware                        1-4368                    75-1070950
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(State or other Jurisdiction        (Commission File No.)          (I.R.S. Employer
     of Incorporation)                                             Identification No.)


200 Public Square
Cleveland, Ohio                                                     44114-2308
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(Address of Principal                                               (Zip Code)
  Executive Offices)

Registrant's telephone number, including area code:       (216) 622-5000
                                                     --------------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS.

         Farah M. Walters, Stephen B. Timbers and William H. Bricker have resigned as directors of The LTV Corporation. The resignations were not related to any disagreement with The LTV Corporation on any matters relating to The LTV Corporation's operations, policies or practices.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     The LTV Corporation
                                     ------------------------------------------
                                              (Registrant)

Date: November 29, 2001              By:   /s/ Glenn J. Moran
      -----------------                    ------------------------------------
                                           Glenn J. Moran
                                           Senior Vice President,
                                           General Counsel and Secretary